UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 20, 2024

Centuri Holdings, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-42022	93-1817741
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19820 North 7th Avenue, Suite 120, Phoenix, Arizona 85027

(Address of principal executive offices, including Zip Code)

(623) 582-1235

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 per share par value	CTRI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 20, 2024, Centuri Group, Inc., a Nevada corporation (“Centuri Group”), and certain other subsidiaries of Centuri Holdings, Inc., a Delaware corporation (the “Company”), entered into a three-year accounts receivable securitization facility in the aggregate amount of up to $125.0 million (the “Facility”). The proceeds from the Facility will be used to repay amounts outstanding under Centuri Group’s existing revolving credit facility and term loan.

The documentation for the Facility includes, among other documents, (i) a Receivables Purchase Agreement, dated as of September 20, 2024 (the “Receivables Purchase Agreement”), among Centuri Special Purpose Entity, LLC, a direct wholly-owned, bankruptcy-remote subsidiary of NPL Construction Co. (the “SPE”), an indirect wholly-owned subsidiary of the Company, as the seller, Centuri Group, as the servicer (in such capacity, the “Servicer”), the persons from time to time party thereto, as purchasers (the “Purchasers”), PNC Bank, National Association (“PNC”), as administrative agent (in such capacity, the “Administrative Agent”), and PNC Capital Markets LLC, as structuring agent, and (ii) a Sale and Contribution Agreement, dated as of September 20, 2024, (the “Sale and Contribution Agreement”) among Centuri Group, as the Servicer, certain indirect wholly-owned subsidiaries of the Company party thereto from time to time, as originators (the “Originators”), sellers, and contributors, and the SPE, as the buyer. The Facility has a scheduled termination date on September 17, 2027, unless terminated earlier in accordance with its terms.

In connection with the Facility, the Originators have sold and/or contributed, and will continue to sell and/or contribute, certain accounts receivables generated in the ordinary course of their business (other than certain excluded receivables) and certain related assets (collectively, the “Receivables”) to the SPE pursuant to the Sale and Contribution Agreement. Pursuant to the Receivables Purchase Agreement, the SPE may, from time to time, in turn sell the Receivables to the Purchasers in exchange for payments as set forth in the Receivables Purchase Agreement. The Servicer will be responsible for the initial servicing and collection of the Receivables and will be paid a fee for the performance of such services.

The SPE will pay the applicable Yield Rate (as defined in the Receivables Purchase Agreement) with respect to the investments made by the Purchasers under the Receivables Purchase Agreement. The SPE will also pay certain customary fees under the Receivables Purchase Agreement and related documentation.

In addition, pursuant to a Performance Guaranty, dated September 20, 2024 (the “Performance Guaranty”), by Centuri Group in favor of the Administrative Agent, Centuri Group has agreed to guarantee the performance of the Originators and the Servicer of their respective obligations under the documentation for the Facility. Centuri Group is not guaranteeing the collectibility of the Receivables or the creditworthiness of the related obligors.

The Receivables Purchase Agreement and the Sale and Contribution Agreement contain certain customary representations and warranties, affirmative and negative covenants, indemnification provisions, and events of default, including those providing for the termination of the Facility and payment acceleration of amounts owed by the SPE to the Purchasers under the Receivables Purchase Agreement upon the occurrence of certain events.

The foregoing description of the Receivables Purchase Agreement, the Sale and Contribution Agreement, and the Performance Guaranty does not purport to be complete and is qualified in its entirety by reference to the full and complete terms of such agreements, copies of which are filed hereto as Exhibits 10.1, 10.2, and 10.3, respectively, and incorporated herein by reference.

PNC serves as a lender and a documentation agent under the Second Amended and Restated Credit Agreement, as amended and restated from time to time, dated August 27, 2021, among Centuri Group and certain of its subsidiaries, as borrowers, Wells Fargo Securities, LLC and BofA Securities, Inc., as joint lead arrangers, Wells Fargo Bank, National Association, as administrative agent, Bank of America, N.A., as syndication agent, and the other lenders and agents party thereto. In addition, PNC Equipment Finance, LLC, a subsidiary of PNC, serves as the lender of an equipment loan to Linetec Services, LLC, a subsidiary of Centuri Group.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements can often be identified by the use of words such as “will,” “predict,” “continue,” “forecast,” “expect,” “believe,” “anticipate,” “outlook,” “could,” “target,” “project,” “intend,” “plan,” “seek,” “estimate,” “should,” “may” and “assume,” as well as variations of such words and similar expressions referring to the future. The specific forward-looking statements made herein include, without limitation, statements regarding the Company’s expected use of proceeds from the Facility. These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of the Company’s control, which could cause actual results to differ materially from the results contemplated by the forward-looking statements. These factors include, but are not limited to, capital market risks and the impact of general economic or industry conditions. Factors that could cause actual results to differ also include, without limitation, those discussed in the Company’s filings filed from time to time with the U.S. Securities and Exchange Commission. Further, forward-looking statements speak only as of the date they are made, and the Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX

Exhibit No.	Description

10.1	Receivables Purchase Agreement, dated as of September 20, 2024, among Centuri Special Purpose Entity, LLC, as seller, Centuri Group, Inc., as servicer, the persons from time to time party thereto, as purchasers, PNC Bank, National Association, as administrative agent, and PNC Capital Markets LLC, as structuring agent.

10.2	Sale and Contribution Agreement, dated as of September 20, 2024, among Centuri Group, Inc., as servicer, the originators from time to time party thereto, as sellers and contributors, and Centuri Special Purpose Entity, LLC, as buyer.

10.3	Performance Guaranty, dated as of September 20, 2024, by Centuri Group, Inc., as performance guarantor, in favor of PNC Bank, National Association, as administrative agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURI HOLDINGS, INC.

Date: September 25, 2024	By:	/s/ Gregory A. Izenstark
Gregory A. Izenstark
Executive Vice President and Chief Financial Officer